EXHIBIT 99.2

Investor Presentation dated April 19, 2012

1 st Quarter 2012 Earnings Conference Call April 19, 2012

Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe" and similar expressions.
Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4)
changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquired companies; and (11) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

First Quarter 2012 Results
Overview / 1Q 2012 vs. 4Q 2011
Operating earnings of $60.6 million or $0.18 per share
Operating net interest margin of 4.01%; down 6 bps
Non-interest income increased primarily due to growth in insurance, wealth management and mortgage banking gains
Efficiency ratio rose to 63.2% from 61.8%
Total loan growth of $89 million, 1.7% annualized growth rate
Total deposit growth of $452 million, 8.7% annualized growth rate
TCE/TA ratio decreased to 11.7% from 12.0% as we continue to deploy capital through organic growth and share repurchases

Launched new brand messaging “What know-how can do”
Increased dividend for the 20
th
consecutive year
Repurchased 4.5 million shares, or $56 million, at a weighted average price of $12.54 per share
Announced on February 28
th
an agreement to acquire select Citizens Bank
branches in the New York metro area
Continued momentum as illustrated by growth in originated loans and deposits
Increased fee income generation across wealth management, insurance, brokerage, cash management and payroll services
Continue to attract and retain top talent, particularly in support of our commercial lending and wealth management businesses
Recent Initiatives

Net Interest Margin – Decrease from 4Q 2011
Operating
Reported
Non-operating
4.16%
4.07%
4.01%
(0.09%)
0.06%
(0.09%)
(0.03%)
0.09%
4Q 2011 Margin Bank of
Smithtown Cost
Recovery
Income
Lower Loan
Yields
One Less
Calendar Day
Reduced
Funding Rates
1Q 2012 Margin
4.01%

5 Net Interest Margin 4.00 4.09 4.11 4.07 4.01 4.16 4.13 4.11 4.16 4.01 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 Margin- Operating Margin- Reported

Acquired Loan Portfolio
Actual Credit Experience vs. Expectations
Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL
Accounting model is cash-flow based:
Contractual cash flows (principal & interest) less Expected cash flows (principal & interest) = non-accretable difference (effectively utilized to absorb actual portfolio losses)
Expected cash flows (principal & interest) less fair value = accretable yield
Cash flows are both acquisition and pool specific
Expected cash flows are regularly reassessed and compared to actual cash collections
Better than expected credit experience generally results in reclass of non-accretable difference to accretable yield
(prospective yield adjustment over the life of the loans)
Worse than expected credit experience results in impairment (increase in allowance for loan losses via charge to loan loss provision)
As of 3/31/2012
(in $ millions)
Carrying
Amount
Carrying Amount Component
NPLs a
Non-Accretable
Difference/NPLs
Charge-offs
Incurred Since
Acquisition
Accretable
Yield
Non-Accretable
Difference
FinFed (2/18/10) $255.2 $21.8 $7.8 $41.5 19% $11.5
Butler (4/16/10) 69.4 22.8 28.1 12.9 218% 5.9
RiverBank (11/30/10) 373.9 111.2 11.2 17.6 64% 3.8
Smithtown (11/30/10) b 1,114.4 555.4 148.2 137.3 108% 110.9
Danvers (7/1/11) 1,564.0 562.6 32.3 37.9 85% 3.8
Total $3,376.9 $1,273.8 $227.6 $247.2
(a) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.
(b) Smithtown carrying amount and related components reflect loan sale, settlement and payoff activity which have occurred since acquisition.

Loans
Linked Quarter Change
(in $ millions)
Annualized linked QTD change
6.5% 9.7% -25.0%
Annualized linked QTD change- Originated
7.5%
Annualized Linked QTD change- Total
1.7%
187
(225)
127
20,400
20,489
Dec 31, 2011 Commercial
Banking
Retail Acquired Mar 31, 2012

Deposits by Business Line
Linked Quarter Change
(in $ millions)
*  Retail includes Private Banking
deposits of $79MM at 12/2011 and $72MM at 3/2012
Total 20,816       21,268
Commercial
Retail *
Annualized linked QTD change
7.9% 11.0%
Annualized Linked QTD change- Total
8.7%
15,649
15,959
5,309
5,167
310 142
Dec 31, 2011 Retail Commercial Mar 31, 2012

Loans ($Bn)
Loans per Share

Deposits ($Bn)
Deposits per Share

People's United Financial, Inc.

Loans Deposits
Growing Future Earnings Per Share
Loans and Deposits per Share
$59.39
$14
$15
$16
$17
$18
$19
$20
$21
$22
2010Q1 2010Q3 2011Q1 2011Q3 2012 Q1
$40
$45
$50
$55
$60
Gross Loans ($BN) Loans per Share
$61.65
$14
$15
$16
$17
$18
$19
$20
$21
$22
2010Q1 2010Q3 2011Q1 2011Q3 2012 Q1
$40
$45
$50
$55
$60
Deposits ($BN) Deposits per share

10 Non-Interest Income (in $ millions) 71.7 72.4 (0.1) (1.9) (1.3) 0.9 1.2 1.9 4Q 2011 Loan Prepayment Fees Bank Service Charges Gain on Loan Sales Insurance Trust & Brokerage Other 1Q 2012

Non-Interest Expense
(in $ millions)
Non-Operating
Operating
Total
230.2 208.6
20.0
205.6
2.3
(0.9)
(3.7)
0.8
207.2
3.0 23.0
4Q 2011 Non-Operating Comp &
Benefits
Professional &
Outside Svc
Occupancy &
Equipment
Other 1Q 2012

12 Efficiency Ratio Last Five Quarters 65.4% 64.9% 62.0% 61.8% 63.2% 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012

1.85
2.55
3.24
1.00
2.00
3.00
4.00
1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012
PBCT Peer Group Median Top 50 Banks by Assets
Last Five Quarters
Asset Quality
NPAs / Loans & REO* (%)
* Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition
Source: SNL Financial and Company filings

Last Five Quarters
0.22
0.70
0.85
0.00
0.50
1.00
1.50
2.00
1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012
PBCT Peer Group Median Top 50 Banks
Asset Quality
Net Charge-Offs / Avg. Loans (%)
Source: SNL Financial and Company filings

Allowance for Loan Losses
Originated Portfolio Coverage Detail
(in $ millions)
1.70%
1.34%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Commercial
Banking
1.59%
0.34%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Retail Banking
Commercial ALLL - $157.5 million
79% of Commercial NPLs
Retail ALLL - $18.0 million
21% of Retail NPLs
Total ALLL - $175.5 million
61% of Total NPLs
1.67%
1.03%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Total

16 Operating ROAA Progress Last Five Quarters 0.87% 0.92% 0.98% 0.86% 0.88% 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012

17 Operating ROATE Progress Last Five Quarters 6.7% 7.1% 8.0% 7.4% 8.0% 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012

18 Operating Dividend Payout Ratio Last Five Quarters 101% 95% 85% 93% 91% 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012

1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012
People’s United Financial
Tang. Com. Equity/Tang. Assets 13.9% 13.9% 12.5% 12.0% 11.7%
Leverage Ratio
1, 5
14.6% 14.3% 12.7% 12.5% 12.2%
Tier 1 Common 17.2% 17.0% 15.0% 14.3% 14.0%
Tier 1 Risk-Based Capital 17.7% 17.6% 15.2% 14.8% 14.6%
Total Risk-Based Capital
4, 5
19.4% 19.1% 16.7% 16.2% 16.1%
People’s United Bank
Leverage Ratio
1, 5
11.5% 11.6% 11.8% 11.1% 11.1%
Tier 1 Risk-Based Capital
3, 5
13.9% 14.2% 14.1% 13.1% 13.2%
Total Risk-Based Capital
4,5
14.8% 15.0% 14.9% 14.0% 14.2%
Capital Ratios
3, 5
1.
Leverage (core) Capital represents Tier 1 Capital (total stockholder’s equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
2.
Tier 1 Common represents total stockholder’s equity, excluding goodwill and other acquisition-related intangibles, divided by Total Risk-Weighted Assets
3.
Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
4.
Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
5.
Well capitalized limits for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk-Based Capital, 10%
Notes:
2

Summary
Premium brand built over 170 years
High quality Northeast footprint characterized by wealth, density and commercial activity
Strong leadership team
Solid net interest margin
Superior asset quality
Focus on relationship-based banking
Growing loans and deposits within footprint - in two of the largest MSAs in the country (New York City, #1 and Boston, #10)
Moving to a 55% efficiency ratio
Returning capital to shareholders
Strong capital base as evidenced by robust Tangible Common Equity and
Tier 1 Common ratios
Sustainable Competitive Advantage

Appendix

We do not expect short-term interest rates to rise any time soon
Given short-term interest rates are very low and are expected to remain low for the near term, we continue to hold securities
For 4Q 2011 we were about twice as asset sensitive as the estimated median of our peer group, depending on the scenario
For an immediate parallel increase of 100bps, our net interest income is projected to increase by ~$52MM on an annualized basis
Yield curve twist scenarios confirm that we are reasonably well protected from bull flattener
(short rates are unchanged, long rates fall) and benefit considerably from bear flattener environments (short rates rise, long rates are unchanged)
Notes:
1. Analysis is as of 12/31/11 filings
2. Data as of 12/31/11 SEC filings, where exact +100bps shock up scenario data was not provided PBCT interpolated based on data disclosed
3. Data as of 12/31/11 filings, where exact +200bps shock up scenario data was not provided PBCT interpolated based on data disclosed
Current Asset Sensitivity
Net Interest Income at Risk
Analysis involves PBCT estimates, see notes below
Change in Net Interest Income
Scenario
Lowest
Amongst Peers
Highest
Amongst Peers Peer Median
PBCT Multiple to
Peer Median
Shock Up
100bps
-4.9% 5.6% 3.0% 1.8x
Shock Up
200bps
-8.7% 12.3% 5.1% 2.4x
1
2
3

Peer Group
Firm Ticker City State
1 Associated ASBC Green Bay WI
2 BancorpSouth BXS Tupelo MS
3 City National CYN Los Angeles CA
4 Comerica CMA Dallas TX
5 Commerce CBSH Kansas City MO
6 Cullen/Frost CFR San Antonio TX
7 East West EWBC Pasadena CA
8 First Niagara FNFG Buffalo NY
9 FirstMerit FMER Akron OH
10 Fulton FULT Lancaster PA
11 Huntington HBAN Columbus OH
12 M&T MTB Buffalo NY
13 New York Community NYB Westbury NY
14 Signature SBNY New York NY
15 Susquehanna SUSQ Lititz PA
16 Synovus SNV Columbus GA
17 Valley National VLY Wayne NJ
18 Webster WBS Waterbury CT
19 Wintrust WTFC Lake Forest IL
20 Zions ZION Salt Lake City UT

For more information, investors may contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com